Supplement to the
Government Portfolio
August 29, 2025
STATEMENT OF ADDITIONAL INFORMATION

The following information supplements information found in the "Management Contract" section.
Effective November 1, 2025, for the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.205% of the fund's average net assets through $25.0 billion and 0.195% of the fund's average net assets in excess of $25.0 billion.

NCX-SSTK-1125-115-1.923920.115	November 26, 2025

Supplement to the
The North Carolina Capital Management Trust:
Government Portfolio
August 29, 2025
Prospectus

The following information supplements information found in the "Fund Management" section under the "Advisory Fee(s)" heading.
Effective November 1, 2025, the fund's annual management fee rate is 0.205% of average net assets through $25.0 billion and 0.195% of average net assets in excess of $25.0 billion.
NCX-PSTK-1125-123 1.923919.123	November 26, 2025